    As filed with the Securities and Exchange Commission on October 26, 2000
                                                 Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

         DELAWARE                                        94-3060271
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800
                    (Address of principal executive offices)

                           1991 EQUITY INCENTIVE PLAN
                            (Full title of the plans)

                              PATRICK A. BRODERICK
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                             COR THERAPEUTICS, INC.
                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                   Copies to:

                              ROBERT L. JONES, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                                   ----------

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================
 TITLE OF SECURITIES                       PROPOSED MAXIMUM      PROPOSED MAXIMUM
        TO BE            AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
     REGISTERED           REGISTERED          SHARE (1)              PRICE (1)         REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Common Stock (par
value $.0001)          1,800,000 shares    $45.1875 - $58.0625     $103,645,009            $27,365
=========================================================================================================

================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for options granted pursuant to the Registrant's 1991 Equity Incentive Plan and (b) the average of the high and low prices of Registrant's Common Stock on October 24, 2000 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

-------------------------------------------------------------------------------------------------
                                                              OFFERING PRICE       AGGREGATE
           SECURITIES                 NUMBER OF SHARES           PER SHARE       OFFERING PRICE
-------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under the
1991 Equity Incentive Plan                67,378             $45.1875(1)(a)       $  3,044,644
-------------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1991 Equity Incentive
Plan                                   1,732,622             $58.0625(1)(b)       $100,600,365
-------------------------------------------------------------------------------------------------
Proposed Maximum Offering Price                                                   $103,645,009
-------------------------------------------------------------------------------------------------
Registration Fee                                                                  $     27,365
-------------------------------------------------------------------------------------------------

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                     STATEMENT ON FORM S-8 NO. 333-31801 AND
                   ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR
                      ENDED DECEMBER 31, 1999 NO. 000-19290


               The contents of Registration Statement on Form S-8 No. 333-31801 filed with the Securities and Exchange Commission on July 22, 1997, the Registrant's Annual Report for fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000 No. 000-19290, the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 10, 2000 No. 000-19290 and the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed with the Securities and Exchange Commission on August 10, 2000, are incorporated by reference herein.



                                    EXHIBITS

EXHIBIT
NUMBER
5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1           Power of Attorney is contained on the signature pages.

99.1           1991 Equity Incentive Plan, as amended.


-----------------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on October 25, 2000.


                                       COR THERAPEUTICS, INC.




                                       By    /s/ Peter S. Roddy
                                         ---------------------------------------
                                              Peter S. Roddy
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer
                                              (Principal Financial Officer)



                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vaughn M. Kailian and Peter S. Roddy, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                       TITLE                               DATE
    /s/ Vaughn M. Kailian                       President, Chief Executive          October 25, 2000
------------------------------------            Officer and Director (Principal
    Vaughn M. Kailian                           Executive Officer)


    /s/ Peter S. Roddy                          Senior Vice President, Finance      October 25, 2000
------------------------------------            and Chief Financial Officer
    Peter S. Roddy                              (Principal Financial Officer)

   /s/ John M. Schembri                         Director, Finance and Controller    October 25, 2000
------------------------------------            (Principal Accounting Officer)
    John M. Schembri


   /s/ Shaun R. Coughlin                        Director                            October 25, 2000
------------------------------------
    Shaun R. Coughlin, M.D., Ph.D.


   /s/ James. T. Doluisio                       Director                            October 25, 2000
------------------------------------
    James. T. Doluisio, Ph.D.


   /s/ Charles J. Homcy                         Director                            October 25, 2000
------------------------------------
    Charles J. Homcy


   /s/ Jerry T. Jackson                         Director                            October 25, 2000
------------------------------------
    Jerry T. Jackson


   /s/ Ernest Mario                             Director                            October 25, 2000
------------------------------------
    Ernest Mario, Ph.D.

                                  EXHIBIT INDEX


  EXHIBIT                                                                       SEQUENTIAL
  NUMBER                           DESCRIPTION                                  PAGE NUMBER
  ------                           -----------                                  -----------
   5.1    Opinion of Cooley Godward LLP.

   23.1   Consent of Ernst & Young LLP, Independent Auditors.

   23.2   Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

   24.1   Power of Attorney is contained on the signature pages.

   99.1   1991 Equity Incentive Plan, as amended.

----------------------